AMENDMENT TO NOTE

THIS AMENDMENT TO NOTE ("Amendment") is made and entered into as of the 18th day of February, 2025, to that certain Promissory Note dated February 29, 2024 (the "Note"), in the original principal amount of **FOUR MILLION AND 00/100 DOLLARS ($4,000,000.00)** made by **WIDEPOINT CORPORATION,** a Delaware corporation, **WIDEPOINT INTEGRATED SOLUTIONS CORP.**, a Virginia corporation, **WIDEPOINT CYBERSECURITY SOLUTIONS CORPORATION**, a Virginia corporation, **WIDEPOINT MOBILE CORPORATION**, a Virginia corporation, **IT AUTHORITIES, INC.,** a Florida corporation and **WIDEPOINT GLOBAL SOLUTIONS, INC.**, a Delaware corporation (individually and collectively, the "Borrower"), and payable to **OLD DOMINION NATIONAL BANK**, its successors or assigns ("Lender").

WITNESSETH

WHEREAS, Borrower has requested that Lender agree to an extension of the Maturity Date; and

WHEREAS, Lender has agreed to the extension of the Maturity Date on the terms and conditions of this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the terms of the Note as follows:

1. MATURITY DATE. The Maturity Date is hereby extended to February 28, 2026.

2. MISCELLANEOUS. The terms of the Note except as specifically set forth herein shall not be deemed modified or changed. Capitalized terms not defined herein shall have the meanings ascribed to them in the Note. It is specifically agreed that the Note has not been satisfied hereby. It is the express agreement of the parties that this Amendment is not either: (i) a novation of the loan evidenced by the Note, or (ii) a substitution of any new debt or liability to Lender for any existing debt or liability.

WITNESS the following signatures and seals as of the day and year first above written.

BORROWER:
WIDEPOINT CORPORATION

By: ______________________ (SEAL)
ROBERT GEORGE, Chief Financial Officer

COMMONWEALTH OF VIRGINIA :
: **to wit:**
CITY/COUNTY OF Fairfax :

I HEREBY CERTIFY that on this 18 day of February, 2025, before me, the undersigned Notary Public of the jurisdiction aforesaid personally appeared ROBERT GEORGE, and acknowledged himself to be the Chief Financial Officer of WIDEPOINT CORPORATION, and that he, being authorized so to do, executed the foregoing instrument for the purposes therein contained.

WITNESS MY Hand and Notarial Seal.

(SEAL)

Notary Public Katelyn Lim

My Commission expires: 05/31/2028 Registration #: 00291478

KATELYN LIM
NOTARY PUBLIC
REG # 00291478
MY COMMISSION EXPIRES 5/31/2028
COMMONWEALTH OF VIRGINIA

WIDEPOINT INTEGRATED SOLUTIONS CORP.

By: ______________________________ (SEAL)
ROBERT GEORGE, Chief Financial Officer

COMMONWEALTH OF VIRGINIA :
: **to wit:**
CITY/COUNTY OF Fairfax :

I HEREBY CERTIFY that on this 18 day of February, 2025, before me, the undersigned Notary Public of the jurisdiction aforesaid personally appeared ROBERT GEORGE, and acknowledged himself to be the Chief Financial Officer of WIDEPOINT INTEGRATED SOLUTIONS CORP., and that he, being authorized so to do, executed the foregoing instrument for the purposes therein contained.

WITNESS MY Hand and Notarial Seal.

(SEAL)

Katelyn Lim

Notary Public

My Commission expires: 05/31/2028 Registration # : 00291478

KATELYN LIM
NOTARY PUBLIC
REG # 00291478
MY COMMISSION EXPIRES 5/31/2028
COMMONWEALTH OF VIRGINIA

WIDEPOINT CYBERSECURITY SOLUTIONS CORPORATION

By: ________________________ (SEAL)
ROBERT GEORGE, Chief Financial Officer

COMMONWEALTH OF VIRGINIA :
: **to wit:**
CITY/COUNTY OF Fairfax :

I HEREBY CERTIFY that on this 18 day of February, 2025, before me, the undersigned Notary Public of the jurisdiction aforesaid personally appeared ROBERT GEORGE, and acknowledged himself to be the Chief Financial Officer of WIDEPOINT CYBERSECURITY SOLUTIONS CORPORATION, and that he, being authorized so to do, executed the foregoing instrument for the purposes therein contained.

WITNESS MY Hand and Notarial Seal.

(SEAL)

Katelyn Lim
Notary Public

My Commission expires: 05/31/2028

Registration # : 00291478

KATELYN LIM
NOTARY PUBLIC
REG # 00291478
MY COMMISSION EXPIRES 5/31/2028
COMMONWEALTH OF VIRGINIA

WIDEPOINT MOBILE CORPORATION

By: ______________________(SEAL)
ROBERT GEORGE, Chief Financial Officer

COMMONWEALTH OF VIRGINIA :
: **to wit:**
CITY/COUNTY OF Fairfax :

I HEREBY CERTIFY that on this 18 day of February, 2025, before me, the undersigned Notary Public of the jurisdiction aforesaid personally appeared ROBERT GEORGE, and acknowledged himself to be the Chief Financial Officer of WIDEPOINT MOBILE CORPORATION, and that he, being authorized so to do, executed the foregoing instrument for the purposes therein contained.

WITNESS MY Hand and Notarial Seal.

(SEAL)

Notary Public

My Commission expires: 05/31/2028 Registration #: 00291478

KATELYN LIM
NOTARY PUBLIC
REG # 00291478
MY COMMISSION EXPIRES 5/31/2028
COMMONWEALTH OF VIRGINIA

IT AUTHORITIES, INC.

By: ______________________(SEAL)
ROBERT GEORGE, Chief Financial Officer

COMMONWEALTH OF VIRGINIA :
: **to wit:**
CITY/COUNTY OF Fairfax :

I HEREBY CERTIFY that on this 18 day of February, 2025, before me, the undersigned Notary Public of the jurisdiction aforesaid personally appeared ROBERT GEORGE, and acknowledged himself to be the Chief Financial Officer of IT AUTHORITIES, INC., and that he, being authorized so to do, executed the foregoing instrument for the purposes therein contained.

WITNESS MY Hand and Notarial Seal.

(SEAL)

Notary Public

My Commission expires: 05/31/2028 Registration # : 00291478

KATELYN LIM
NOTARY PUBLIC
REG # 00291478
MY COMMISSION EXPIRES 5/31/2028
COMMONWEALTH OF VIRGINIA

WIDEPOINT GLOBAL SOLUTIONS, INC.

By: ______________________________(SEAL)
ROBERT GEORGE, Chief Financial Officer

COMMONWEALTH OF VIRGINIA :
: **to wit:**
CITY/COUNTY OF Fairfax :

I HEREBY CERTIFY that on this 18 day of February, 2025, before me, the undersigned Notary Public of the jurisdiction aforesaid personally appeared ROBERT GEORGE, and acknowledged himself to be the Chief Financial Officer of WIDEPOINT GLOBAL SOLUTIONS, INC., and that he, being authorized so to do, executed the foregoing instrument for the purposes therein contained.

WITNESS MY Hand and Notarial Seal.

(SEAL) Katelyn Lim

Notary Public

My Commission expires: 05/31/2028 Registration # : 00291478

KATELYN LIM
NOTARY PUBLIC
REG # 00291478
MY COMMISSION EXPIRES 5/31/2028
COMMONWEALTH OF VIRGINIA

LENDER:
OLD DOMINION NATIONAL BANK

By: ______________________ (SEAL)
Its: Vishal Gandhi

COMMONWEALTH OF VIRGINIA :
: to wit:
CITY/COUNTY OF Fairfax **:**

I HEREBY CERTIFY that on this 19th day of February, 2025, before me, the undersigned Notary Public of the jurisdiction aforesaid, personally appeared Vishal Gandhi and acknowledged herself/himself to be the SVP/officer of OLD DOMINION NATIONAL BANK, and that she/he, being authorized so to do, executed the foregoing instrument for the purposes therein contained.

IN WITNESS MY Hand and Notarial Seal.

______________________ (SEAL)
Notary Public

My Commission expires: 2/28/2026

Registration #: 304164

KIM H. MA
NOTARY PUBLIC
REG. #304164
MY COMMISSION EXPIRES 2/28/2026
COMMONWEALTH OF VIRGINIA